Exhibit 10.16
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                              PROTERION CORPORATION

                           2003 EQUITY INCENTIVE PLAN

         1. Purpose and Eligibility. The purpose of this 2003 Equity Incentive Plan (the "Plan") of Proterion Corporation, a Delaware corporation (the "Company"), is to provide equity interests in the Company to: (a) employees, officers, directors, consultants and advisors of the Company and its Subsidiaries; and (b) any other Person who is determined by the Administrator to have made (or is expected to make) contributions to the Company as an economic incentive to more closely align the interests of those persons with interests of the stockholders.

         2.       Definitions.

         "Acquisition" means (i) any merger, business combination, consolidation or purchase of outstanding capital stock of the Company after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction), or (ii) any sale of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction).

         "Administrator" means the Board, a Committee, or one or more executive officers appointed by the Board or, if applicable, the Committee to administer the Plan satisfying the requirements of Section 3(c) hereof.

         "Award" means any Option or Award Share awarded under the Plan.

         "Award Share" means a share of Common Stock awarded to a Participant without payment therefore.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time and any regulations promulgated thereunder.

         "Committee" means any committee of directors appointed by the Board to administer the Plan satisfying the requirements of Section 3(b) hereof.

         "Common Stock" or "Stock" means the Common Stock, par value $.01 per share, of the Company.

         "Company" means Proterion Corporation, a Delaware corporation, but for purposes of eligibility under the Plan, shall include any of its present or future subsidiary corporations, as defined in Section 424(f) of the Code (a "Subsidiary"), and any future parent corporation, as defined in Section 424(e) of the Code.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Administrator, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

         "Eligible Director" means each director of the Company who is not then an Employee of the Company or affiliated with any holder of more than 5% of the outstanding voting stock of the Company.

         "Employee" means an employee of the Company and, for purposes of eligibility under the Plan, shall include a person to whom an offer of employment has been extended by the Company.

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         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means the fair market value of a share of Common Stock as determined in accordance with Section 5(h).

         "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 5(b) which is intended to meet the requirements of Section 422 of the Code, or any successor provision.

         "Nonqualified Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 5 which is not intended to be an Incentive Stock Option or which for any reason fails to qualify as an Incentive Stock Option under Section 422.

         "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

         "Participant" means any person selected by the Administrator to receive an Award under the Plan.

         3.       Administration.

                  (a) Administration of Plan. The Plan will be administered by the Board of Directors, except that it may delegate its authority to a Committee and may grant specific authority over certain matters to officers under paragraph (c) below. The Board or Committee shall have the authority, in its sole discretion, but subject to any express limitations in this Plan, to do the following: (i) determine those persons to receive Awards; (ii) grant and amend Awards; (iii) interpret any provisions of the Plan and any Award; (iv) initiate an option exchange program; and (v) make all other determinations which, in its judgment, are necessary or desirable for the administration and interpretation of the Plan. In furtherance of the foregoing, the Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award, to the extent it shall deem appropriate to carry out the purposes of the Plan or any Award, and it shall be the sole and final judge of such appropriateness. All decisions by the Board shall be final and binding on all interested persons. Administration of the automatic Option grant provisions of the Plan shall be self-executing in accordance with the provisions of Section 6 hereof, and neither the Board nor the Committee shall exercise any discretionary functions with respect to the Option grants made pursuant to those provisions of the Plan, except in the event that the Board approves the grant of Awards in addition to, or in substitution for, those provided for in Section 6.

                  (b) Delegation to Board Committee. The Board may delegate all of its powers under this Plan to a Committee, except only the power to amend the Plan, provided that any Committee so appointed shall be so constituted as to comply with any requirements of the Code, the Exchange Act or the rules or listing requirements of any securities exchange or automated quotation system on which the Company's securities are then listed.

                  (c) Delegation to Executive Officers. To the extent permitted by applicable law, the Board or, if applicable, the Committee, may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board or Committee, as applicable, may determine, provided that the Board or Committee, as applicable, shall fix the maximum number of Awards to be granted by such executive officers.

                  (d) Applicability of Rule 16b-3. The Plan shall be administered in a manner consistent with rules promulgated under Section 16 of the Exchange Act, or any successor rules, such that all Awards hereunder shall be exempt under such rule to the maximum extent possible. Those provisions of the Plan which make express reference to Rule 16b-3 or any other rule under
Section 16 or which are required in order for transactions to qualify for exemption under such rules shall apply only to such persons as are subject to the reporting requirements of Section 16(a) of the Exchange Act.

                  (e) Applicability of Section 162(m). Those provisions of the Plan which are required by or make express reference to Section 162(m) of the Code, or any successor section of the Code ("Section 162(m)") shall apply only upon the Company's becoming a company that is subject to Section 162(m).

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Notwithstanding any provisions in this Plan to the contrary, whenever the
Administrator is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Administrator may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under
Section 162(m) to fail to so qualify under Section 162(m).

         4.       Stock Available for Awards.

                  (a) Number of Shares. Subject to adjustment under Section 4(b), the aggregate number of shares of Common Stock that may be issued pursuant to the Plan is 1,500,000. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or of treasury shares.

                  (b) Adjustment to Common Stock. In the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, then: (i) the number and class of securities available for Awards under the Plan; (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option or other Award; and (iii) the repurchase price per security of any security subject to repurchase each shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Administrator shall determine, in good faith, that such an adjustment (or substitution) is appropriate to maintain the intended benefits of this Plan and any Award. If
Section 8 applies for any event, then this Section 4(b) shall not be applicable.

         5.       Options.

                  (a) General. The Administrator may grant Options to purchase Common Stock and may determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws.

                  (b) Incentive Stock Options. An Option that the Administrator intends to be an Incentive Stock Option, shall be granted only to Employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Administrator and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option for any reason does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a Nonqualified Stock Option.

                  (c) Dollar Limitation. For so long as the Code shall so provide, Options granted to any Employee under this Plan and any other incentive stock option plans of the Company which are intended to qualify as Incentive Stock Options under the Code shall not qualify as Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or determined by the Administrator, Options shall be taken into account in the order granted, and the Administrator may designate that portion of any Incentive Stock Option that shall be treated as a Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Administrator considers appropriate, including after the issuance of the Option or at the time of its exercise.

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                  (d)      Exercise Price. The Administrator shall establish the
exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable agreement for that Option. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

                  (e) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable option award agreement; provided, that the term of any Incentive Stock Option may not be for more than 10 years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of the Option shall be no longer than five years from the date of grant.

                  (f) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person, together with payment in full as specified the applicable option agreement or, if no provision is contained in such option agreement, as set forth in paragraph (g) below for the number of shares for which the Option is exercised.

                  (g) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment, as permitted by the Administrator in its sole or absolute discretion:

                           (i)      by check payable to the order of the
Company;

                           (ii)     by delivery of an irrevocable and
unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                           (iii)    to the extent explicitly provided in the
applicable option agreement, by delivery of shares of Common Stock owned by the Participant for at least six months, valued at fair market value (as determined by the Administrator or as determined pursuant to the applicable option agreement);

                           (iv)     by delivery to the Company of a promissory
note of the Participant, with full recourse against the Participant (provided that the Participant makes payment of an amount equal to not less than the par value of the shares so purchased by check); or

                           (v)      payment of such other lawful consideration
as the Administrator may determine.

         Except as otherwise expressly set forth in an Option award agreement or instrument, the Administrator shall have no obligation to accept consideration other than cash. In particular, unless the Administrator expressly so provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the participant at least six months prior to the exercise. The Fair Market Value of any shares of the Company's Common Stock or the fair market value of non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Administrator.

                  (h) Determination of Fair Market Value. If, on the date an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, "fair market value" shall mean: (i) if the Common Stock is listed on any established stock exchange or an automated quotation

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system which provides sale reporting (including without limitation the American
Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market of the Nasdaq Stock Market), its fair market value shall be the last reported sales price for such stock on that date or, if no sales were reported on that date, the closing bid on that date as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) if not so listed, the average of the closing bid and asked prices last quoted by any established quotation service for over-the-counter securities. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator after taking into consideration all factors which it deems appropriate.

         6.       Options Granted to Eligible Directors.

                  (a) In addition to any other Award that may be granted to a director of the Company under this Plan, each Eligible Director shall automatically be granted a Nonqualified Option to acquire 40,000 shares of Common Stock on the date of the Company's Annual Meeting of Stockholders (each an "Annual Meeting") each year and immediately after such meeting (beginning with the Annual Meeting to be held on May 15, 2003), but only if the Eligible Director has been elected as a director of the Company at such meeting. The option price for such Nonqualified Option shall be the Fair Market Value of the Common Stock on such date and its expiration shall be the tenth anniversary thereof. Each Nonqualified Option issued pursuant to this Section 6(a) shall vest in 12 equal monthly installments beginning on the day which is 30 days after the date of the applicable Annual Meeting and each installment thereafter shall vest 30 days after the previous vesting date. A Nonqualified Option granted pursuant to this Section 6(a) shall be exercisable: (i) as to any portion of the Nonqualified Option which has vested prior to six months after the applicable Annual Meeting, on the date which is six months after the date of the Annual Meeting; and (ii) as to any portion of the Nonqualified Option which vests after six months after the date of the applicable Annual Meeting, immediately upon vesting.

                  (b) In addition, the Administrator may provide for such other terms and conditions of the Options granted pursuant to this Section 6 as it may determine in its sole discretion and as shall be set forth in the applicable Option agreements, including, without limitation, acceleration of exercise upon a change of control, termination of the Options, and the effect on such Options of the death, retirement or other termination of service as a director of the Option holder.

         7.       Restricted Stock.

                  (a) Grants. The Administrator may grant Awards entitling recipients to acquire shares of Common Stock, subject to: (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased; and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Administrator in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award (each, a "Restricted Stock Award").

                  (b) Terms and Conditions. The Administrator shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Administrator, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or the Designated Beneficiary.

                  (c) 83(b) Election. Each Participant should consider making a Section 83(b) election under the Code with respect to any Restricted Stock Award received by such Participant.

         8. Other Stock-Based Awards. The Administrator shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation,

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the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

         9.       General Provisions Applicable to Awards.

                  (a) Transferability of Awards. Except as the Administrator may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that Nonqualified Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3 under the Exchange Act) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the option which are applicable to the optionee. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

                  (b) Documentation. Each Award under the Plan shall be evidenced by a written agreement or instrument in such form as the Administrator shall determine or as executed by an officer of the Company pursuant to authority delegated by the Administrator. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

                  (c) Administrator Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and Participants need not be treated uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the granting authority at the time of award or at any time thereafter.

                  (d) Additional Award Provisions. The Administrator may, in its sole discretion, include additional provisions in any Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of options, or such other provisions as shall be determined by the Administrator; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

                  (e) Acceleration. The Administrator may at any time provide that any Options shall become immediately exercisable in full or in part, or that any Award may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may: (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs; or (ii) disqualify all or part of the Option as an Incentive Stock Option.

                  (f) Termination of Status. The Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other relationship to the Company of a Participant, and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law, including the provisions of the Code related to Incentive Stock Options.

                  (g) Amendment of Awards. The Administrator may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonqualified Stock Option, provided that the Participant's consent to such action shall be required except: (i) to the extent otherwise provided in Section 10; or (ii) if the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

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                  (h)      Conditions on Delivery of Stock. The Company will not
be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares of capital stock previously delivered under the Plan until: (i) all conditions of the Award have been met or removed to the satisfaction of the Company; (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations; and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         10.      Adjustments Upon Acquisitions.

                  (a) Adjustment of Awards Upon Acquisition of Company. Unless otherwise expressly provided in the applicable Award, upon the occurrence of an Acquisition of the Company, the Board (or for purposes of this Section 10, the board of directors of the surviving or acquiring entity) shall, as to outstanding Awards (on the same basis or on different bases, as the Board or board of directors of the surviving or acquiring entity shall specify), make appropriate provision for such Awards by either: (i) the continuation of such Awards by the Company if it survives the transaction; or (ii) the assumption of such Awards by the surviving or acquiring entity; or (iii) the exchange of all Awards for the right to participate in any stock option or other employee benefit plan of any successor corporation providing a substantially similar economic benefit to the holder; or (iv) substitution on an equitable basis for the shares then subject to such Awards either for (A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, less the amount of any exercise price or payment required in connection with such Award (B) shares of stock of the surviving or acquiring corporation, or (C) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition.

                  (b) Additional Discretionary Adjustments. In addition to the adjustment under paragraph (a) above, the Board (or the board of directors of any entity assuming the obligations of the Company hereunder) may, in its sole discretion: (i) accelerate the date of exercise of any Options or of any installment of any such Options or the expiration of any restriction or risk of forfeiture in accordance with Section 9; (ii) provide for the termination of any such Awards immediately prior to the consummation of the Acquisition; or (iii) provide that if any Participant who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition is terminated "without cause" or terminates his or her own employment for good reason prior to the first anniversary of the consummation of the Acquisition, then all Awards held by such Participant shall be fully vested.

                  (c) Company Assumption of Options Upon Certain Events. In connection with a merger into, or consolidation of another entity with, the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

                  (d) Parachute Payments and Parachute Awards. Notwithstanding the provisions of paragraph (a) above and subject to the terms of any other agreement between the Company and the Participant, if, in connection with an Acquisition, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the

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Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code. All determinations required to be made under this Section 10(d) shall be made by the Company.

         11. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part: (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award; or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient. The Fair Market Value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or Award recipient who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         12.      No Exercise of Option if Employment Terminated for Cause

                  (a) Authority to Terminate. If the employment of any employee-Participant is terminated "for cause," the Administrator may determine to terminate any Award on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever. In making such determination, the Administrator shall act fairly and in utmost good faith. The Administrator may, in its discretion, waive or modify the provisions of this Section with respect to any individual Participant based upon the facts and circumstances of any particular situation.

                  (b) "Cause" Defined. For purposes of this Section 12, unless otherwise defined in any employment agreement between the Company and the employee-Participant, "cause" means conduct (as determined by the Administrator) involving one or more of the following: (i) gross misconduct or inadequate performance by the Participant which is injurious to the Company; (ii) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; (iii) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company); (iv) the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; (vi) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his obligations to the Company or which shall adversely affect the Participant's ability to perform such obligations; (vii) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (viii) the failure of the Participant to perform in a material respect his or her employment obligations without proper justification.

         13.      Miscellaneous.

                  (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

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                  (b)      No Rights As Stockholder. Subject to the provisions
of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

                  (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, subject to paragraph (e) below. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

                  (d) Amendment of Plan. This Plan may be amended by the Board, subject to paragraph (e) below.

                  (e) Stockholder Approval. To the extent required by: (i) the Code; (ii) the rules under Section 16 of the Exchange Act; (iii) rules of any stock exchange or automated quotation system on which the Company's securities are then listed; or (iv) as otherwise required by law, the initial adoption of this Plan or any amendment to this Plan shall be subject to approval by the stockholders. Any such approval shall be obtained within the time required by such law or rule. Any stockholder approval of this Plan or any amendment so required shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders, unless a greater vote is required by state law, or the law or rule requiring stockholder approval, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent in lieu of meeting to the extent permitted by applicable state law.

                  (f) Indemnity. Neither the Board nor any Committee or officer administering this Plan, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify and hold harmless each such person in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

                  (g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company (Delaware), without regard to any applicable conflicts of law.

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